UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 2, 2020

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The Charles Schwab Corporation

(Exact name of registrant as specified in its charter)

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Delaware	Commission File Number: 1-9700	94-3025021
(State or other jurisdiction of incorporation)		(IRS Employer Identification No.)

211 Main Street, San Francisco, CA 94105

(Address of principal executive offices, including zip code)

(415) 667-7000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

____________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock - $.01 par value per share	SCHW	New York Stock Exchange
Depositary Shares, each representing a 1/40th ownership interest in a share of 6.00% Non-Cumulative Preferred Stock, Series C	SCHW PrC	New York Stock Exchange
Depositary Shares, each representing a 1/40th ownership interest in a share of 5.95% Non-Cumulative Preferred Stock, Series D	SCHW PrD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

On October 6, 2020 (the “Effective Date”), The Charles Schwab Corporation, a Delaware corporation (“Schwab”), completed its previously announced acquisition of TD Ameritrade Holding Corporation, a Delaware corporation (“TD Ameritrade”), pursuant to the Agreement and Plan of Merger, dated as of November 24, 2019, as amended (the “Merger Agreement”), by and among TD Ameritrade, Schwab and Americano Acquisition Corp., a wholly owned subsidiary of Schwab (“Merger Sub”). Pursuant to the Merger Agreement, Merger Sub merged with and into TD Ameritrade (the “Merger”), with TD Ameritrade continuing as the surviving corporation and as a wholly owned subsidiary of Schwab. This Current Report on Form 8-K is being filed to report various actions in connection with the Merger.

Pursuant to the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each share of common stock, par value $0.01 per share, of TD Ameritrade (“TD Ameritrade Common Stock”) outstanding immediately prior to the Effective Time (other than certain shares held by TD Ameritrade and Schwab) was converted into the right to receive 1.0837 (the “Exchange Ratio”) shares of voting common stock, par value $0.01 per share, of Schwab (“Schwab Common Stock”); provided, however, that in accordance with the terms of the Merger Agreement, The Toronto-Dominion Bank, a Canadian-chartered bank (“TD Bank”) and its affiliates received Schwab Common Stock only up to a maximum of 9.9% of the Schwab Common Stock (including any other shares of Schwab Common Stock then owned by TD Bank and its affiliates) and otherwise received one share of nonvoting common stock, par value $0.01 per share, of Schwab (“Schwab Nonvoting Common Stock” and together with the Schwab Common Stock, the “Schwab Common Shares”), in lieu of each share of Schwab Common Stock that it would otherwise have received in excess of such percentage. No fractional shares of Schwab Common Stock were issued in the Merger, and TD Ameritrade stockholders became entitled to receive cash in lieu of any fractional shares (such cash and the newly issued shares of Schwab Common Stock and Schwab Nonvoting Common Stock, the “Merger Consideration”).

Treatment of Equity Awards

At the Effective Time, each outstanding option to purchase shares of TD Ameritrade Common Stock, whether vested or unvested, was assumed by Schwab and became an option to purchase shares of Schwab Common Stock, on the same terms and conditions as applied to such option immediately prior to the Effective Time, except that (a) the number of shares of Schwab Common Stock subject to such option became equal to the product of (i) the number of shares of TD Ameritrade Common Stock that were subject to such option immediately prior to the Effective Time multiplied by (ii) the Exchange Ratio, rounded down to the nearest whole share, and (b) the per-share exercise price became equal to the quotient of (i) the exercise price per share of TD Ameritrade Common Stock at which such option was exercisable immediately prior to the Effective Time, divided by (ii) the Exchange Ratio, rounded up to the nearest whole cent.

At the Effective Time, each outstanding restricted stock unit award with respect to shares of TD Ameritrade Common Stock (other than any such award granted under the TD Ameritrade Holding Corporation 2006 Directors Incentive Plan (the “Directors Plan”)), whether vested or unvested, was assumed by Schwab and became a restricted stock unit award with respect to shares of Schwab Common Stock, on the same terms and conditions as applied to such award immediately prior to the Effective Time, except that the number of shares of Schwab Common Stock subject to such award became equal to the product of (i) the number of shares of TD Ameritrade Common Stock that were subject to such award prior to the Effective Time multiplied by (ii) the Exchange Ratio, rounded to the nearest whole share.

At the Effective Time, each outstanding restricted stock unit award with respect to shares of TD Ameritrade Common Stock that was eligible to vest based on the achievement of performance goals was assumed by Schwab and converted into a restricted stock unit award with respect to shares of Schwab Common Stock, on the same terms and conditions (other than performance-based vesting conditions) as applied to such award immediately prior to the Effective Time, except that the number of shares of Schwab Common Stock subject to such award became equal to the product of (i) the number of shares of TD Ameritrade Common Stock earned immediately prior to the Effective Time (which TD Ameritrade determined were earned at target) multiplied by (ii) the Exchange Ratio, rounded to the nearest whole share.

At the Effective Time, each outstanding restricted stock unit award with respect to shares of TD Ameritrade Common Stock granted under the Directors Plan, whether vested or unvested, became vested (if unvested), and was cancelled and converted into the right to receive the Merger Consideration with respect to each underlying share of TD Ameritrade Common Stock.

The foregoing description of the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement (including the amendment thereto), copies of which are filed hereto as Exhibit 2.1 and Exhibit 2.2, respectively, and incorporated herein by reference.

The aggregate number of Schwab Common Shares payable as Merger Consideration was approximately 509 million shares of Schwab Common Stock and approximately 77 million shares of Schwab Nonvoting Common Stock. The issuance of shares of Schwab Common Stock in connection with the Merger (other than the shares issued to TD Bank) was registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to a registration statement on Form S-4 (File No. 333-237064), as amended, filed by Schwab with the Securities and Exchange Commission (the “Commission”) and declared effective on May 6, 2020 (the “Registration Statement”). The joint proxy statement/prospectus included in the Registration Statement contains additional information about the Merger Agreement and the transactions contemplated thereby.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

The information set forth in the Introductory Note, and the information describing Schwab’s previously disclosed entry into certain arrangements with TD Bank in connection with the Merger, as set forth in the joint proxy statement/prospectus of Schwab and TD Ameritrade that was included in the Registration Statement, is incorporated by reference into this Item 2.01.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On the Effective Date, Schwab entered into a guaranty supplement to guarantee the obligations of TD Ameritrade under its $300,000,000 Credit Agreement dated as of April 21, 2017, as amended by the First Amendment dated as of August 3, 2020. The provision of the guaranty supplement by Schwab was a condition for certain financial covenant and reporting obligations being modified in the credit agreement.

Item 3.02.	Unregistered Sales of Equity Securities.

The information set forth in the Introductory Note, and the information describing the Schwab Nonvoting Common Stock, as set forth in the joint proxy statement/prospectus of Schwab and TD Ameritrade that was included in the Registration Statement, is incorporated by reference into this Item 3.02.

Pursuant to the Merger Agreement, on the Effective Date, Schwab issued approximately 177 million shares of Schwab Common Stock and approximately 77 million shares of Schwab Nonvoting Common Stock to TD Bank. Those shares of Schwab Common Stock and Schwab Nonvoting Common Stock were issued in reliance upon an exemption from registration afforded by Section 4(a)(2) of the Securities Act.

Immediately following the initial issuance of Schwab Common Stock and Schwab Nonvoting Common Stock to TD Bank, TD Bank exercised a right to exchange 500,000 shares of Schwab Common Stock for an equal number of shares of Schwab Nonvoting Common Stock. The shares of Schwab Nonvoting Common Stock issued in the exchange were issued in reliance on Section 3(a)(9) of the Securities Act.

Item 3.03.	Material Modification of Rights of Security Holders.

The information set forth in the Introductory Note and Item 5.03 is incorporated by reference into this Item 3.03.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in the Introductory Note is incorporated by reference into this Item 5.02.

Under the terms of the Merger Agreement, TD Ameritrade initially had the right to designate one director to the board of directors (“Board”) of Schwab, subject to certain qualifications and eligibility criteria set forth in the Merger Agreement. Under the terms of the Merger Agreement and the Stockholder Agreement dated as of November 24, 2019 by and between Schwab and TD Bank (the “Stockholder Agreement”), TD Bank initially has the right to designate two directors to the Board of Schwab, subject to certain qualifications, eligibility and stock ownership criteria as set forth in the Merger Agreement and the Stockholders Agreement. Pursuant to these agreements, TD Ameritrade designated Todd M. Ricketts, and TD Bank designated Brian M. Levitt and Bharat B. Masrani, to the Board of Schwab. On October 2, 2020, the Board of Schwab approved an increase in the size of the Board from 15 directors to 18 directors and elected Messrs. Ricketts, Levitt and Masrani to the Board to fill the resulting vacancies, in each case, effective upon the Effective Time. Messrs. Ricketts, Levitt and Masrani will serve as members of the respective classes of directors whose terms expire at the annual meeting of stockholders on 2023, 2022 and 2021, respectively. The Board determined Messrs. Ricketts and Levitt to be independent under the independence standards of the New York Stock Exchange.

Effective upon the Effective Time, the Board appointed Mr. Levitt as vice-chair and a member of the Compensation Committee and Mr. Masrani as a member of the Risk Committee. The new directors will each receive compensation for their services on the Board in accordance with Schwab’s standard compensatory arrangement for non-employee directors, including an annual retainer of $100,000 and an annual equity grant with an aggregate value of $185,000, split 40% in stock options, and 60% in restricted stock units. In addition, Mr. Levitt will receive an additional annual retainer of $10,000 as a member of the Compensation Committee and Mr. Masrani will receive an additional annual retainer of $15,000 as a member of the Risk Committee.

Mr. Masrani is group president and chief executive officer of TD Bank Group. Mr. Levitt is the Board Chair of TD Bank Group. In addition to Schwab entering into the Stockholder Agreement with TD Bank, Schwab also entered into the Amended and Restated Insured Deposit Account Agreement dated as of November 24, 2019 (the “IDA Agreement”), by and among Schwab and certain affiliates of TD Bank, and a Registration Rights Agreement dated as of November 24, 2019 (the “Registration Rights Agreement”), by and among Schwab, Charles R. Schwab, TD Bank and certain other stockholders described therein. The IDA Agreement and the Registration Rights Agreement became effective at the Effective Time.

TD Ameritrade currently transacts business and has various relationships with TD Bank and certain of its affiliates. Many of these relationships will continue after the Merger. See disclosure under Item 13 of TD Ameritrade’s Annual Report on Form 10-K/A for the fiscal year ended September 30, 2019 under “Transactions with Related Parties.”

The foregoing descriptions of the Stockholder Agreement, the Registration Rights Agreement and the IDA Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of the Stockholder Agreement, the Registration Rights Agreement and the IDA Agreement, copies of which are filed as Exhibit 10.1, 10.5 and 10.6, respectively, to Schwab’s Current Report on Form 8-K, filed with the Commission on November 29, 2019 and incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in the Introductory Note is incorporated by reference into this Item 5.03.

In accordance with the Merger Agreement, at the Effective Time, the certificate of incorporation of Schwab, as in effect immediately prior to the Effective Time, was amended to create a new class of nonvoting common stock. A copy of the Amendment to Fifth Restated Certificate of Incorporation of The Charles Schwab Corporation is attached as Exhibit 3.1 hereto and is incorporated herein by reference. The information describing the amendment and the terms of the Schwab Nonvoting Common Stock, as set forth in the joint proxy statement/prospectus of Schwab and TD Ameritrade that was included in the Registration Statement, is incorporated by reference into this Item 5.03.

On October 2, 2020, the Board of Schwab approved an amendment to Section 1.02 of Schwab’s Fourth Restated Bylaws (the “Bylaws Amendment”), effective as of January 1, 2021, to effect the relocation of Schwab’s principal office for the transaction of business and principal executive offices to Westlake Texas. A copy of the Bylaws Amendment is attached as Exhibit 3.2 hereto and is incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.

On the Effective Date, Schwab issued a press release announcing the completion of the Merger. A copy of the press release is furnished as Exhibit 99.1 hereto. Such press release shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing made by Schwab under the Securities Act or the Exchange Act.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The financial statements required by Item 9.01(a) of Form 8-K will be filed by amendment to this Form 8-K no later than 71 days after the date this initial report on Form 8-K must be filed.

(b) Pro Forma Financial Information.

The pro forma financial statements required by Item 9.01(b) of Form 8-K will be filed by amendment to this Form 8-K no later than 71 days after the date this initial report on Form 8-K must be filed.

(d) Exhibits.

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of November 24, 2019, by and among The Charles Schwab Corporation, TD Ameritrade Holding Corporation and Americano Acquisition Corp. (incorporated by reference to Exhibit 2.1 to Schwab’s Current Report on Form 8-K, filed with the Commission on November 29, 2019)
2.2	Amendment No. 1 to Agreement and Plan of Merger, dated as of May 14, 2020, by and among The Charles Schwab Corporation, TD Ameritrade Holding Corporation and Americano Acquisition Corp. (incorporated by reference to Exhibit 2.2 to Schwab’s Current Report on Form 8-K, filed with the Commission on May 15, 2020)
3.1	Amendment to Fifth Restated Certificate of Incorporation of The Charles Schwab Corporation, effective October 6, 2020
3.2	Amendment to Fourth Restated Bylaws of The Charles Schwab Corporation, to be effective January 1, 2021
99.1	Press Release
104	Cover Page Interactive Data File (formatted as inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 6, 2020	THE CHARLES SCHWAB CORPORATION

	By:	/s/ Peter Crawford
Peter Crawford
Executive Vice President and Chief Financial Officer